DEBT
                                                               STRATEGIES
                                                               FUND II, INC.

                               [GRAPHIC OMITTED]

                                                      STRATEGIC
                                                               Performance

                                                               Annual Report
                                                               February 28, 1999

                          DEBT STRATEGIES FUND II, INC.

The Benefits and Risks of Leveraging

Debt Strategies Fund II, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Year 2000 Issues

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.

                                Debt Strategies Fund II, Inc., February 28, 1999

DEAR SHAREHOLDER

Since inception (March 27, 1998) through February 28, 1999, the total investment return on Debt Strategies Fund II, Inc.'s Common Stock was -1.09%, based on a change in per share net asset value from $10.00 to $9.15, and assuming reinvestment of $0.692 per share income dividends. During the same period, the net annualized yield of the Fund's Common Stock was 8.96%. For the three-month period ended February 28, 1999, the Fund was 19.6% leveraged as a percentage of total assets, having borrowed $142 million of its $300 million credit facility at an average rate of 5.60%. (For a complete explanation of the benefits and risks of leverage, see page 1 of this report to shareholders.)

The Fund's benchmark, which is comprised of the average return of the unmanaged Donaldson, Lufkin and Jenrette (DLJ) Loan Index (which returned +3.76% for the period) and the unmanaged DLJ High Yield Index (which returned -2.05%) had a total return of +0.86% for the period March 27, 1998 to February 28, 1999. We attribute the negative variance between the Fund's return and the benchmark to the Fund's 7% emerging market exposure last August and its leveraged position before the correction that occurred in the latter part of 1998. We gradually reduced the Fund's emerging market exposure and at February 28, 1999, it accounted for 2% of total assets. As there are plenty of opportunities domestically and in major developed countries to find attractive yields for the Fund, we plan to reduce the Fund's emerging markets exposure further.

Portfolio Strategy

During the six months ended February 28, 1999, we repositioned the portfolio to overweight high-yield bonds instead of loans. Bonds represented 60% of the Fund's assets at the end of the current period compared to 33% last August. We are also beginning to select more second-tier and third-tier bond issues where we believe good value exists. Despite ongoing investor concerns after 1998's correction, the underpinnings of the high-yield market remain sound with strong mutual fund inflows and an expanding buyer base. Thus, we believe demand will outweigh supply in 1999, which would lead to tighter yield spreads in the high-yield market relative to late 1998 levels. However, we are prepared to change our strategy and become more defensive if market conditions warrant.

Our shift in investment strategy reflects our optimism toward high-yield bonds as we see a tremendous opportunity in the high-yield market against a backdrop of an economy that continues to surprise economists and outperform their consensus growth rates. Over the next few quarters, we believe the high-yield market should continue to regain the value it lost last fall and spreads should tighten to normalized levels. (We discuss the performance of high-yield debt and corporate loans during last year's market correction in "The Environment" section that follows.) With strong data on employment levels, income growth and consumer confidence through February, gross domestic product growth should continue at a pace that is very supportive to the high-yield market, in our opinion. With the fragility of Brazil and Asia still a major concern, we believe the Federal Reserve Board is unlikely to tighten its monetary policy and will maintain a neutral policy.

Currently, there are some unique circumstances in the high-yield sector. Absolute yields and spreads are relatively high compared to prior periods, yet major drivers of the market, the economy and default rates, are demonstrative of a very strong market. General interest rates are also relatively low compared to previous years, which provides more cash flow and refinancing opportunities to high-yield borrowers. In addition, the equity markets are at relatively high levels and investor interest remains strong in initial public offerings, providing financing alternatives not available to issuers in prior years. With few fixed-income markets providing double-digit yields, we believe that the high-yield asset class should attract more investors. If capital markets continue to stabilize, we believe that the need to outperform will push high-yield investors more aggressively down the credit spectrum as their appetite for risk increases.

As of February 28, 1999, virtally all of the Fund's investments in corporate loans were accruing interest at a yield spread above the London Interbank Offered Rate (LIBOR), the rate that major international banks charge each other for US dollar-denominated deposits outside of the United States. LIBOR historically has been strongly correlated to the Federal Funds rate. Since the average reset on the Fund's floating rate investments is 39 days, the yield on the Fund's bank loan investments is likely to move up or down within a one month-two month period after any LIBOR rate change. Therefore, bank loans tend to provide a good hedge against rising interest rates.

As of February 28, 1999, the weighted average maturity of the Fund's loan investments was 5.3 years, and the bond portfolio was 8.4 years. Because the loans in the portfolio are prepayable at no cost to the borrower, on average they are likely to prepay in two years. However, borrowers are under no obligation to repay their loans until maturity. The LIBOR spread (averaging 2.85% on February 28, 1999) on each loan is a contractual percentage and cannot change unless legally amended. LIBOR was 5.0% at the end of February; therefore, the average gross yield on our bank loan investments was 7.85%.

At February 28, 1999, the Fund was fully invested, but had the ability to borrow on its credit line. As of period-end, $158 million remained available for the Fund to borrow under its $300 million credit facility. By period- end, the Fund's floating rate loan investments were spread across 43 borrowers in 24 industries. Fixed-rate investments were spread across 154 borrowers in 41 industries.

The Environment

Since our last report to shareholders, the credit markets virtually shut down through mid-October. Fallout in the emerging markets and hedge fund arena spread to the domestic high-yield bond and leveraged loan markets, reducing demand and trading liquidity to levels not seen since the recession in 1990. However, market circumstances were different in 1998 compared to 1990. In 1990, the economy was in a recession, the corporate debt default rate exceeded 10%, and the high-yield bond and loan markets were much smaller and more susceptible to drastic swings. In 1998, these markets had strong fundamentals with domestic economic growth of 3.9% and a below-average default rate of 1.6% (incorporating only domestic and non-emerging market issues). Consequently, the correction was largely technical and poised for a recovery when confidence and liquidity returned to the marketplace.

However, the most recent correction had a major impact on the market indexes and prices of the bonds and loans in our portfolio. High-yield bond prices fell sharply as high-yield spreads relative to credit risk-free US Treasury bonds widened to levels last experienced in the 1990-1991 recession. At the same time, demand only existed for the largest issuers with the strongest credit fundamentals. In July 1998, 1.7% of the outstanding bonds in the high-yield market yielded more than 20%; in October, 8.4% of high-yield issues yielded over 20%. The market experienced a credit crunch, and no new high-yield debt was issued for several weeks last fall. During the correction, the leveraged loan market was also punished. Although we cannot compare recent experience to 1990-1991 since the leveraged loan market was then at its infancy, 1998 was the worst year in the past five.

After the Federal Reserve Board's third interest rate cut in October, the fixed-income markets began to recover. However, market conditions remain fragile as investors are wary that a new set of negative events could trigger another liquidity crisis. Therefore, as discussed, we are monitoring economic and market conditions carefully to deter mine if we should adopt a more defensive strategy.

For 1998, leverage loan new-issue volume grew 45% to $316 billion, a new record. Loan trading volume also reached record levels, increasing approximately 10% to nearly $70 billion. The new-issue and trading volumes in the loan market were particularly impressive given the market's correction last fall. Investor interest in corporate loans continued to broaden, including high-yield mutual funds, new loan mutual funds, insurance companies, hedge funds, pension plans and leveraged vehicles focused exclusively on loans known as collateralized loan obligations. The number of buyers of institutional leveraged loans (excluding the loans taken by commercial banks) has grown from less than 10 in 1990 to over 100 as of February 28, 1999. The stability and returns of the asset class have attracted numerous institutions.


                                     2 & 3

                                Debt Strategies Fund II, Inc., February 28, 1999

With leveraged buyouts providing the majority of financings for our markets, the $55 billion raised by buyout sponsors in 1998 has the potential to produce another record year for new loans in 1999. Recently, cash inflows into the leveraged loan market have made it very competitive. Trading volume increased markedly since the 1998 correction and 1999 trading volumes are likely to surpass 1998 levels, potentially reaching $100 billion.

The high-yield market also had a record year in 1998 in terms of overall size and new issuance, with a record high in new issuance for the third consecutive year. Media and telecommunications continued to dominate new issuance, accounting for $60 billion of the total primary market. The overall high-yield market (limited to US dollar-denominated issues) grew 26.5% to $572 billion, also a record level. Dealers estimated trading volume reached a record $300 billion.

In Conclusion

We appreciate your ongoing investment in Debt Strategies Fund II, Inc., and we look forward to reviewing our strategy with you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Joseph T. Monagle Jr.

Joseph T. Monagle Jr.
Senior Vice President

April 19, 1999

================================================================================
We are pleased to announce that Richard C. Kilbride, Paul Travers and Gilles Marchand have each been appointed Vice President and Portfolio Manager of Debt Strategies Fund II, Inc. Mr. Kilbride has almost 20 years experience in the fixed-income markets and has previously served as a Managing Director of Fixed Income for Merrill Lynch Asset Management, L.P. (MLAM) and its affiliated asset management companies in London and in Los Angeles. Mr. Travers joined MLAM's Bank Loan Portfolio Group last year, bringing with him 15 years of diversified professional experience in the bank loan industry. He was previously Head of U.S. Corporate Banking in the New York branch of BHF-BANK. Mr. Marchand has been a Bank Loan Credit Analyst for MLAM for the last three years and has almost 10 years buy side experience in a wide range of fixed-income securities.

These appointments follow the resignation of R. Douglas Henderson as Senior Portfolio Manager. Mr. Henderson has left MLAM to pursue opportunities on the sell side of the loan participation market. We appreciate the contribution Mr. Henderson made to the growth of the Fund and we wish him well for the future. We continue to have an excellent team of portfolio managers and analysts in place, and we look forward to building upon the successful performance of the Fund to date. You will be hearing directly from Messrs. Kilbride, Travers and Marchand in subsequent reports.
================================================================================

SCHEDULE OF INVESTMENTS

                    S&P    Moody's       Face                                                                              Value
INDUSTRIES         Rating  Rating       Amount                   Corporate Debt Obligations                  Cost        (Note 1b)
===================================================================================================================================
Aircraft &                                          Argo-Tech Corp.:
Parts--2.9%        B-      B3      US$ 1,500,000     8.625% due 10/01/2007                               $  1,420,574  $  1,410,000
                   B-      B3          2,500,000     8.625% due 10/01/2007 (c)                              2,376,865     2,350,000
                   B       B1          1,000,000    BE Aerospace, 9.50% due 11/01/2008 (c)                  1,000,000     1,052,500
                   BB      Ba2         5,000,000    Coltec Industries Inc., 7.50% due 4/15/2008             4,992,815     5,262,500
                   B-      Caa1        6,970,000    Compass Aerospace Corp., 10.125% due 4/15/2005 (c)      6,786,348     6,656,350
                                                                                                         ------------  ------------
                                                                                                           16,576,602    16,731,350
===================================================================================================================================
Amusement &        B-      B3          1,850,000    AMC Entertainment, Inc., 9.50% due 2/01/2011 (c)        1,850,000     1,826,875
Recreational                                        AMF Group, Inc.**:
Services--5.4%     B       NR*         4,216,770     Axel A, due 3/31/2003                                  4,138,872     3,942,680
                   B       NR*         2,611,142     Axel B, due 3/31/2004                                  2,562,015     2,441,418
                   NR*     B1          1,428,571    ASC East Inc., Term, due 5/31/2006**                    1,434,643     1,421,429
                   NR*     B1          3,571,428    ASC West Inc., Term, due 5/31/2006**                    3,586,607     3,553,571
                   B       B2          1,000,000    Carmike Cinemas Inc., 9.375% due 2/01/2009 (c)          1,003,500     1,015,000
                   CCC+    B3          3,000,000    Hollywood Entertainment, 10.625% due 8/15/2004 (c)      3,086,250     3,045,000
                   B+      B1          1,050,000    Intrawest Corp., 9.75% due 8/15/2008                    1,081,500     1,082,812
                   B+      NR*         4,962,500    Kerasotes Theatres, Inc., Term B, due 12/31/2004**      4,962,500     4,962,500
                   B       B3          1,300,000    Loews Cineplex Entertainment, 8.875% due 8/01/2008      1,289,787     1,303,250
                                                    Metro Goldwyn Mayer Co. (MGM)**:
                   NR*     NR*           662,500     Revolving Credit, due 9/30/2003                          662,500       640,555
                   NR*     NR*         6,000,000     Term A, due 12/31/2005                                 5,944,548     5,891,250
                                                                                                         ------------  ------------
                                                                                                           31,602,722    31,126,340
===================================================================================================================================
Apparel--1.3%      NR*     NR*         3,250,000    CS Brooks, Term, due 6/25/2006**                        3,225,811     3,225,625
                   BB      Ba2         5,000,000    Phillips Van-Heusen, 7.75% due 11/15/2023               4,559,147     4,475,000
                                                                                                         ------------  ------------
                                                                                                            7,784,958     7,700,625
===================================================================================================================================
Automotive         BB      B1          2,000,000    Breed Technologies Inc., Term B, due 4/27/2006**        1,640,374     1,680,000
Equipment--4.4%    NR*     B3          6,415,194    Exide Corp., Term B, due 3/19/2005**                    6,463,308     6,310,947
                   BB+     Ba2         3,000,000    Federal-Mogul Corp., 7.50% due 1/15/2009 (c)            2,987,075     2,911,971
                   B       B2          1,000,000    Hayes Lemmerz International Inc., 8.25% due
                                                    12/15/2008 (c)                                          1,000,000     1,005,000
                   B-      B3          3,000,000    Newcor Inc., 9.875% due 3/01/2008                       3,060,000     2,670,000
                                                    Safelite Glass Corp.**:
                   BB-     B2          2,061,429     Term B, due 12/23/2003                                 2,071,736     2,020,844
                   BB-     B2          2,061,429     Term C, due 12/23/2004                                 2,071,736     2,020,844
                   B-      B3          2,050,000    Special Devices Inc., 11.375% due 12/15/2008 (c)        2,050,000     2,070,500
                   B-      B2          1,000,000    Trident Automotive, 10% due 12/15/2005                  1,075,000     1,020,000
                   B+      B2          3,575,000    Venture Holdings Trust, 9.50% due 7/01/2005             3,575,000     3,467,750
                                                                                                         ------------  ------------
                                                                                                           25,994,229    25,177,856
===================================================================================================================================
Broadcast--Radio   B       B2          4,125,000    Ackerley Group Inc., 9% due 1/15/2009 (c)               4,163,609     4,228,125
& Television--     B-      B3          1,700,000    Citadel Broadcasting Co., 9.25% due 11/15/2008 (c)      1,772,250     1,810,500
4.0%               B-      Caa2        2,425,000    Global Telesystems Group, 9.875% due 2/15/2005          2,370,657     2,328,000
                   B+      B2          2,500,000    Globo Comunicacoes e Participacoes SA, 10.625% due
                                                    12/05/2008 (c)                                          2,507,500     1,368,750
                   B-      B3          1,325,000    Granite Broadcasting, 8.875% due 5/15/2008              1,321,281     1,318,375
                   B       B3          2,250,000    Jones International Networks Ltd., 11.75% due
                                                    7/01/2005                                               2,250,000     1,687,500
                   NR*     Caa1       12,350,000    Radio Unica Corp., 14.452% due 8/01/2006 (a)            7,116,058     6,792,500
                   B+      B1          2,250,000    TV Azteca, SA de CV, 10.50% due 2/15/2007               2,376,563     1,800,000
                   B       B2          1,500,000    Young Broadcasting Inc., 8.75% due 6/15/2007            1,593,750     1,556,250
                                                                                                         ------------  ------------
                                                                                                           25,471,668    22,890,000
===================================================================================================================================
Building &         B-      B2          1,600,000    Webb (Del E.) Corp., 10.25% due 2/15/2010               1,574,275     1,594,000
Construction--0.3%
===================================================================================================================================


                                     4 & 5

                                Debt Strategies Fund II, Inc., February 28, 1999

                    S&P    Moody's       Face                                                                              Value
INDUSTRIES         Rating  Rating       Amount                   Corporate Debt Obligations                  Cost        (Note 1b)
===================================================================================================================================
Building           B       B3      US$ 5,950,000    Amatek Industries Property Limited, 12% due
Marerials--4.8%                                     2/15/2008 (c)                                        $  5,639,632  $  5,697,125
                   BB-     Ba3         5,000,000    American Standard Inc., 7.375% due 4/15/2005            4,976,939     4,902,795
                   B       B2          5,100,000    Republic Group Inc., 9.50% due 7/15/2008                5,016,399     5,163,750
                   NR*     NR*   (euro)1,278,230    Thyssen Schulte Bautechnik GmbH & Co. KG, Term B,
                                                    due 12/02/2003**                                        1,373,738     1,388,205
                   NR*     NR*     US$10,621,421    Walter Industries, Inc., Term, due 10/15/2003**        10,621,421    10,621,421
                                                                                                         ------------  ------------
                                                                                                           27,628,129    27,773,296
===================================================================================================================================
Cable Television   B       B3          4,875,000    @ Entertainment Inc., 17.50% due 2/01/2009 (a)(c)       1,930,172     1,998,750
Services--5.8%                                      CSC Holdings Inc.:
                   BB+     Ba2         1,025,000     7.25% due 7/15/2008                                    1,025,000     1,030,125
                   BB+     Ba2         1,275,000     7.625% due 7/15/2018                                   1,273,755     1,306,875
                   NR*     Ba3         2,000,000    Charter Communications Entertainment, Term, due
                                                    9/30/2007**                                             1,990,298     2,002,500
                   CCC+    Caa1       17,000,000    Coaxial LLC/Coaxial Finance, 11.864% due
                                                    8/15/2008 (a)                                          10,546,153    10,200,000
                   BB+     Ba3         4,300,000    Comcast Corp., 9.375% due 5/15/2005                     4,611,750     4,568,750
                   B       B2          5,000,000    Falcon Holding Group LP, 8.375% due 4/15/2010           4,989,771     5,087,500
                   BB+     Ba3         2,000,000    Multicanal SA, 10.50% due 4/15/2018                     2,050,000     1,540,000
                   B-      B3          3,305,000    Rifkin Acquisition Partners LP, 11.125% due
                                                    1/15/2006                                               3,664,419     3,701,600
                   CCC     B3          2,000,000    Supercanal Holdings SA, 11.50% due 5/15/2005 (c)        2,000,000       870,000
                   B+      B1          1,000,000    Telewest Communications PLC, 11.25% due
                                                    11/01/2008 (c)                                          1,000,000     1,180,000
                                                                                                         ------------  ------------
                                                                                                           35,081,318    33,486,100
===================================================================================================================================
Chemicals--1.8%    BBB-    Baa3        5,000,000    Equistar Chemicals LP, 8.75% due 2/15/2009 (c)          4,985,930     5,106,250
                   NR*     NR*         3,442,437    Huntsman Corporation, Term B, due 3/15/2004**           3,400,827     3,408,013
                   B       B3          2,700,000    LaRoche Industries Inc., 9.50% due 9/15/2007            2,674,134     1,593,000
                                                                                                         ------------  ------------
                                                                                                           11,060,891    10,107,263
===================================================================================================================================
Computer Related                                    DecisionOne Corporation**:
Products--1.1%     B+      B1          9,408,000     Term A, due 8/07/2003                                  9,333,913     3,951,360
                   B+      B1          4,937,500     Term B, due 8/07/2005                                  4,909,403     2,073,750
                                                                                                         ------------  ------------
                                                                                                           14,243,316     6,025,110
===================================================================================================================================
Consumer           CCC+    Caa1        2,500,000    Diamond Brands Inc., 12.875% due 4/15/2009 (a)          1,493,969       700,000
Products--2.0%     CCC+    B3          2,500,000    Diamond Brands Operating, 10.125% due 4/15/2008         2,500,000     2,150,000
                   B+      B2          1,225,000    Evenflo Co. Inc., 11.75% due 8/15/2006 (c)              1,225,000     1,249,500
                   B       B3          1,325,000    Home Products International Inc., 9.625% due
                                                    5/15/2008                                               1,325,000     1,298,500
                   B+      B2          1,900,000    Scotts Company, 8.625% due 1/15/2009 (c)                1,900,000     1,957,000
                   B+      Ba3         3,500,000    Shop-Vac Corp., 10.625% due 9/01/2003                   3,865,938     3,828,125
                                                                                                         ------------  ------------
                                                                                                           12,309,907    11,183,125
===================================================================================================================================
Diversified--2.1%  NR*     NR*         5,000,000    Bridge Information Systems, Term B, due 5/29/2005**     4,958,265     4,990,625
                   NR*     Ba3         7,000,000    Superior/Essex Corp., Term, due 11/27/2006**            6,930,919     6,951,875
                                                                                                         ------------  ------------
                                                                                                           11,889,184    11,942,500
===================================================================================================================================
Drilling--1.9%     BB+     Ba2         5,000,000    Cliffs Drilling, 10.25% due 5/15/2003                   5,425,000     5,100,000
                   B+      B1          3,075,000    Parker Drilling Co., 9.75% due 11/15/2006               2,638,600     2,337,000
                   BB+     Ba1         3,700,000    R&B Falcon Corp., 9.50% due 12/15/2008 (c)              3,702,500     3,589,000
                                                                                                         ------------  ------------
                                                                                                           11,766,100    11,026,000
===================================================================================================================================
Educational        B-      B3          1,325,000    La Petite Academy/LPA Holdings, 10% due 5/15/2008       1,325,000     1,291,875
Services--0.2%
===================================================================================================================================
Electronics/       B       B2          4,112,000    Advanced Glassfiber Yarn, 9.875% due 1/15/2009 (c)      4,030,268     4,142,840
Electrical         B       B2          2,053,000    BGF Industries Inc., 10.25% due 1/15/2009 (c)           2,012,188     2,073,530
Components--2.1%   B       B1          1,575,000    Filtronic PLC, 10% due 12/01/2005 (c)                   1,575,000     1,614,375
                   B+      B1          4,250,000    Flextronics International Ltd., 8.75% due
                                                    10/15/2007                                              4,409,375     4,409,375
                                                                                                         ------------  ------------
                                                                                                           12,026,831    12,240,120
===================================================================================================================================
Energy--4.1%       CCC     B3            550,000    Belden & Blake Corp., 9.875% due 6/15/2007                551,375       330,000
                   B       B3          1,000,000    Chesapeake Energy Corp., 9.625% due 5/01/2005           1,000,000       640,000
                   CCC     Caa1        1,275,000    Continental Resources, 10.25% due 8/01/2008             1,275,000       994,500
                   B       B2          2,000,000    Energy Corp. of America, 9.50% due 5/15/2007            2,000,000     1,850,000
                   B       B2          2,750,000    Forest Oil Corporation, 10.50% due 1/15/2006            2,717,507     2,763,750
                   CCC+    B3          1,850,000    Gothic Production Corp., 11.125% due 5/01/2005          1,850,000     1,332,000
                   B+      B1          3,000,000    Nuevo Energy Co., 8.875% due 6/01/2008                  2,873,090     2,760,000
                   B+      B2         12,640,000    Pool Energy Services Co., 8.625% due 4/01/2008         13,126,000    12,703,200
                                                                                                         ------------  ------------
                                                                                                           25,392,972    23,373,450
===================================================================================================================================
Financial          NR*     NR*         1,500,000    Ares Leveraged Investment Fund II, Bridge, due
Services--1.7%                                      10/31/2005**                                            1,500,000     1,500,000
                   NR*     NR*         1,000,000    Investcorp SA, Term B, due 10/21/2008**                 1,000,000     1,000,000
                                                    Outsourcing Solutions, Inc.**:
                   BB      B2          1,763,566     Revolving Credit, due 10/15/2001                       1,763,566     1,706,250
                   BB      B2          2,314,680     Term A, due 10/15/2001                                 2,307,871     2,279,960
                   B+      Ba3         3,150,000    Willis Corroon Corporation, 9% due 2/01/2009 (c)        3,150,000     3,150,000
                                                                                                         ------------  ------------
                                                                                                            9,721,437     9,636,210
===================================================================================================================================
Food & Kindred     B+      B1          2,250,000    Canandaigua Brands Inc., 8.50% due 3/01/2009            2,250,000     2,250,000
Products--3.7%     B-      B3          7,500,000    Luigino's Inc., 10% due 2/01/2006 (c)                   7,515,000     7,518,750
                   B       B2          2,000,000    SC International Services, Inc., 9.25% due 9/01/2007    1,941,469     2,040,000
                                                    Specialty Foods, Inc.**:
                   BB      B2          3,572,648     Revolving Credit, due 1/31/2000                        3,572,648     3,554,785
                   BB      B2          6,160,571     Term, due 1/31/2000                                    6,162,497     6,125,918
                                                                                                         ------------  ------------
                                                                                                           21,441,614    21,489,453
===================================================================================================================================
Forest             B       B3          2,000,000    Ainsworth Lumber Company, 12.50% due 7/15/2007 (b)      2,075,000     2,010,000
Products--1.4%     B+      B3            650,000    Millar Western Forest, 9.875% due 5/15/2008               650,000       533,000
                   NR*     NR*         5,000,000    Strategic Timber Trust, Inc., Bridge, due
                                                    10/27/1999**                                            5,000,000     5,000,000
                   B       B3          1,000,000    Uniforet Inc., 11.125% due 10/15/2006                     937,988       730,000
                                                                                                         ------------  ------------
                                                                                                            8,662,988     8,273,000
===================================================================================================================================
Furniture &        B-      B3          3,425,000    Formica Corp., 10.875% due 3/01/2009 (c)                3,425,000     3,403,594
Fixtures--0.6%
===================================================================================================================================
Gaming--8.1%       B-      B3          4,250,000    Ameristar Casinos, Inc., 10.50% due 8/01/2004           4,574,062     4,080,000
                   B-      B3          3,525,000    Argosy Gaming Co., 12% due 6/01/2001 (Convertible)      3,512,541     3,604,312
                   B       B1          1,500,000    Eldorado Resorts LLC, 10.50% due 8/15/2006              1,582,500     1,575,000


                                      6 & 7

                                Debt Strategies Fund II, Inc., February 28, 1999

                    S&P    Moody's       Face                                                                              Value
INDUSTRIES         Rating  Rating       Amount                   Corporate Debt Obligations                  Cost        (Note 1b)
===================================================================================================================================
Gaming             B+      B1      US$ 6,500,000    Empress Entertainment, 8.125% due 7/01/2006          $  6,520,347  $  6,516,250
(concluded)        BB+     Ba2         1,500,000    Harrah's Operating Co. Inc., 7.875% due 12/15/2005      1,500,000     1,511,250
                   B       B2          4,465,000    Harvey Casino Resorts, 10.625% due 6/01/2006            4,704,413     4,654,762
                   B       B2          1,350,000    Hollywood Park Inc., 9.25% due 2/15/2007 (c)            1,350,000     1,355,062
                   B       B2          2,750,000    Hollywood Park/Operating, 9.25% due 2/15/2007           2,779,219     2,750,000
                                                    Horseshoe Gaming LLC:
                   BB-     B1          4,300,000     12.75% due 9/30/2000                                   4,568,750     4,563,375
                   B+      B3          9,200,000     9.375% due 6/15/2007                                   9,310,750     9,384,000
                   BB-     Ba3         1,525,000    Mohegan Tribal Gaming Authority, 8.75% due
                                                    1/01/2009 (c)                                           1,525,000     1,525,000
                   BB+     Ba2         3,275,000    Park Place Entertainment, 7.875% due 12/15/2005 (c)     3,275,000     3,209,500
                   B       B2          1,950,000    Trump Atlantic City Associates/Funding Inc., 11.25%
                                                    due 5/01/2006                                           1,672,744     1,657,500
                                                                                                         ------------  ------------
                                                                                                           46,875,326    46,386,011
===================================================================================================================================
Healthcare         B+      Ba3        10,271,250    Integrated Health Services, Inc., Term B, due
Services--3.2%                                      9/15/2004**                                            10,239,266     9,064,379
                   B-      B3          4,000,000    Pediatric Services of America, 10% due 4/15/2008        4,000,000     2,800,000
                                                    Sun Healthcare Group Inc.**:
                   NR*     Ba3         2,745,453     Term B, due 11/12/2004                                 2,761,925     2,093,408
                   NR*     Ba3         2,745,453     Term C, due 11/12/2005                                 2,761,925     2,093,408
                   BB-     Ba3         2,000,000    Tenet Healthcare Corp., 8.125% due 12/01/2008 (c)       1,992,615     2,000,000
                                                                                                         ------------  ------------
                                                                                                           21,755,731    18,051,195
===================================================================================================================================
Hotels &           B-      B2          6,000,000    Extended Stay America, 9.15% due 3/15/2008              5,731,685     5,820,000
Motels--9.0%                                         HMH Properties, Inc.:
                   BB      Ba2         3,200,000     7.875% due 8/01/2008                                   3,180,058     3,048,000
                   BB      Ba2         2,025,000     8.45% due 12/01/2008                                   2,018,292     1,984,500
                                                    Patriot American Hospitality, Inc.**:
                   NR*     NR*         5,837,245     Revolving Credit, due 7/18/2000                        5,837,245     5,773,400
                   NR*     NR*        14,981,250     Term B, due 3/31/2003                                 14,741,676    14,925,070
                   NR*     NR*        20,000,000    Starwood Hotels and Resorts Worldwide, Inc.,
                                                    Bridge, due 2/23/2003**                                20,007,500    19,993,751
                                                                                                         ------------  ------------
                                                                                                           51,516,456    51,544,721
===================================================================================================================================
Leasing & Rental   BB-     NR*         3,750,000    Anthony Crane Rental, Term, due 7/22/2006**             3,750,000     3,750,000
Services--1.8%     BB      NR*         3,970,000    Coinmach Laundry Corp., Term B, due 6/30/2005**         3,989,850     3,966,278
                   B       B3            550,000    National Equipment Services, Inc., 10% due
                                                    11/30/2004 (c)                                            538,385       561,000
                   B       B3            500,000    Neff Corp., 10.25% due 6/01/2008 (c)                      492,684       495,000
                   B-      B3            900,000    Penhall International, 12% due 8/01/2006                  900,000       900,000
                   B       B3            750,000    Universal Hospital Services, 10.25% due
                                                    3/01/2008 (c)                                             638,102       667,500
                                                                                                         ------------  ------------
                                                                                                           10,309,021    10,339,778
===================================================================================================================================
Manufacturing--    BB-     B1          5,000,000    Environmental Systems Product, Inc., Term B, due
6.4%                                                9/30/2005**                                             4,975,897     5,025,000
                   B-      B2          8,500,000    Fairfield Manufacturing, 11.375% due 7/01/2001          8,765,625     8,755,000
                   B-      B2          1,150,000    Globe Manufacturing Corp., 10% due 8/01/2008 (c)        1,150,000     1,012,000
                   NR*     Ba3         5,000,000    Metokote Corporation, Term B, due 11/02/2005**          4,963,619     5,031,250
                   B       B3          4,500,000    Morris Materials Handling, 9.50% due 4/01/2008          3,358,067     2,632,500
                   B-      B3          1,575,000    Russell-Stanley Holdings Inc., 10.875% due
                                                    2/15/2009 (c)                                           1,563,189     1,543,500
                   NR*     Ba3         9,391,344    Terex Corporation, Term B, due 3/06/2005**              9,377,825     9,350,257
                   B+      Ba3         3,000,000    Westinghouse Air Brake, 9.375% due 6/15/2005 (c)        3,075,000     3,090,000
                                                                                                         ------------  ------------
                                                                                                           37,229,222    36,439,507
===================================================================================================================================
Medical            CC      Caa1        2,500,000    Graham Field Health PDS, 9.75% due 8/15/2007 (c)        2,543,750     1,450,000
Equipment--0.9%    B-      B3          4,000,000    Hudson Respiratory Care, 9.125% due 4/15/2008           4,000,000     3,480,000
                                                                                                         ------------  ------------
                                                                                                            6,543,750     4,930,000
===================================================================================================================================
Metals &           B+      Ba3         5,000,000    Ameristeel Corp., 8.75% due 4/15/2008                   5,000,000     5,075,000
Mining--5.1%       B       B1          1,050,000    Bayou Steel Corp., 9.50% due 5/15/2008                  1,040,486     1,023,750
                   B       B2          1,625,000    GS Technologies Operating Co., 12% due 9/01/2004        1,780,391     1,096,875
                   D       Ca          5,000,000   +Geneva Steel, 9.50% due 1/15/2004                       4,536,787     1,050,000
                   BB-     B2          4,000,000    Golden Northwest Aluminum, 12% due 12/15/2006 (c)       4,000,000     4,050,000
                   BB      Ba2         4,000,000    Great Central Mines Ltd., 8.875% due 4/01/2008          4,000,000     3,990,000
                   NR*     Ba2         4,923,077    Koppers Industries, Inc., Term B, due 11/30/2004**      4,947,692     4,898,462
                   B       Caa2        2,400,000    Lonestar Holdings Inc., 11.50% due 5/15/2005            2,400,000     2,028,000
                   CCC+    Caa1        1,975,000    Metal Management Inc., 10% due 5/15/2008                1,975,000     1,254,125
                   B       B3          5,000,000    WHX Corp., 10.50% due 4/15/2005                         5,000,000     4,750,000
                                                                                                         ------------  ------------
                                                                                                           34,680,356    29,216,212
===================================================================================================================================
Online             NR*     NR*         3,000,000    Splitrock Services Inc., 11.75% due 7/15/2008           2,968,085     2,715,000
Services--0.7%     B-      B3          1,000,000    Verio Inc., 11.25% due 12/01/2008 (c)                   1,000,000     1,075,000
                                                                                                         ------------  ------------
                                                                                                            3,968,085     3,790,000
===================================================================================================================================
Packaging--0.7%    BB-     B1            850,000    Consumers Packaging Inc., 9.75% due 2/01/2007 (c)         850,000       876,562
                   B-      B3          1,000,000    Indesco International, 9.75% due 4/15/2008              1,000,000       892,500
                   B       B3          2,750,000    Spinnaker Industries Inc., 10.75% due 10/15/2006        2,853,125     2,344,375
                                                                                                         ------------  ------------
                                                                                                            4,703,125     4,113,437
===================================================================================================================================
Paging--1.2%       CCC+    B3          1,175,000    Metrocall Inc., 11% due 9/15/2008 (c)                   1,166,912     1,104,500
                   NR*     Ba3         6,060,000    PageNet Finance Corp., Revolving Credit, due
                                                    12/31/2004**                                            6,060,000     5,870,625
                                                                                                         ------------  ------------
                                                                                                            7,226,912     6,975,125
===================================================================================================================================
Paper--3.3%        B+      B2          2,550,000    Norampac Inc., 9.50% due 2/01/2008                      2,611,625     2,652,000
                   NR*     NR*         6,000,000    Repap New Brunswick, Inc., Term B, due 6/01/2004**      6,038,750     5,745,000
                   B+      B1          4,000,000    S.D. Warren Co., 12% due 12/15/2004                     4,270,000     4,330,000
                   NR*     NR*         6,085,153    Stone Container Corporation, Term E, due
                                                    10/01/2003**                                            6,100,366     6,100,366
                                                                                                         ------------  ------------
                                                                                                           19,020,741    18,827,366
===================================================================================================================================
Printing &         B+      B2          1,825,000    Big Flower Press Holdings, 8.625% due
Publishing--1.9%                                    12/01/2008 (c)                                          1,825,000     1,843,250
                   NR*     NR*    (pound)750,000    Hurst Group PLC, 11.125% due 8/06/2008 (Convertible)    1,218,253     1,165,309
                   B+      B1      US$ 1,650,000    Mail-Well Corp., 8.75% due 12/15/2008 (c)               1,646,669     1,691,250
                   B-      B3          1,650,000    Phoenix Color Corporation, 10.375% due 2/01/2009 (c)    1,650,000     1,678,875
                   B       B3          1,050,000    Premier Graphics Inc., 11.50% due 12/01/2005 (c)        1,050,000     1,023,750
                   NR*     NR*  (pound)2,500,000    Regional Independent Media, 12.470% due 7/01/2008 (a)   2,425,209     2,242,520
                   BB-     B1      US$ 1,000,000    World Color Press Inc., 8.375% due 11/15/2008 (c)       1,000,000     1,000,000
                                                                                                         ------------  ------------
                                                                                                           10,815,131    10,644,954
====================================================================================================================================


                                      8 & 9

                                Debt Strategies Fund II, Inc., February 28, 1999

                    S&P    Moody's       Face                                                                              Value
INDUSTRIES         Rating  Rating       Amount                   Corporate Debt Obligations                  Cost        (Note 1b)
===================================================================================================================================
Property           NR*     NR*     US$ 2,500,000    Rockefeller Center Property Trust, 10.573%
Management--                                        due 12/31/2000 (Convertible) (a)                     $  2,081,497  $  1,875,000
0.3%
===================================================================================================================================
Refineries--       BB      Ba3         2,000,000    Clark Refining & Marketing Inc., Term, due
Petroleum--                                         11/15/2004**                                            1,933,362     1,840,000
0.3%
===================================================================================================================================
Restaurants--0.4%                                   Dominos Inc. & Bluefence Inc.**:
                   B+      NR*         1,175,000     Term B, due 12/21/2006                                 1,163,446     1,177,203
                   B+      NR*         1,175,000     Term C, due 12/21/2007                                 1,163,414     1,175,734
                                                                                                         ------------  ------------
                                                                                                            2,326,860     2,352,937
===================================================================================================================================
Retail--           NR*     NR*         4,000,000    Asbury Automotive Group, Term B, due 3/31/2005**        4,000,000     4,000,000
Specialty--1.0%    B       B3          2,000,000    TM Group Holdings, 11% due 5/15/2008 (c)                2,000,000     2,020,000
                                                                                                         ------------  ------------
                                                                                                            6,000,000     6,020,000
===================================================================================================================================
Satellite                                           Echostar DBS Corp. (c):
Telecommunication  B       B2            900,000     9.25% due 2/01/2006                                      900,000       911,250
Systems--1.8%      B       B2          4,225,000     9.375% due 2/01/2009                                   4,225,000     4,235,562
                   CCC+    B3          4,250,000    Golden Sky Systems, 12.375% due 8/01/2006 (c)           4,643,125     4,643,125
                   B-      B3            450,000    Pegasus Communications, 9.75% due 12/01/2006 (c)          450,000       470,250
                                                                                                         ------------  ------------
                                                                                                           10,218,125    10,260,187
===================================================================================================================================
Shipping--         B+      Ba3         2,000,000    Enterprises Shipholding, 8.875% due 5/01/2008           1,995,632     1,580,000
0.3%
===================================================================================================================================
Textile Mill       B       B3          6,500,000    Galey & Lord, Inc., 9.125% due 3/01/2008                5,913,147     4,907,500
Products--2.1%     NR*     NR*         7,234,441    Joan Fabrics Corp., Term A, due 6/30/2003**             7,252,527     7,207,312
                                                                                                         ------------  ------------
                                                                                                           13,165,674    12,114,812
===================================================================================================================================
Transportation--   NR*     Ba3         6,608,108    Atlas Freighter Leasing II, Inc., Term, due
1.7%                                                5/29/2004**                                             6,612,238     6,585,393
                   BB-     NR*         1,000,000    Autopistas del Sol SA, 10.25% due 8/01/2009 (c)           986,865       750,000
                   B       NR*         5,000,000    MRS Logistica SA, 10.625% due 8/15/2005 (c)             4,919,984     2,250,000
                                                                                                         ------------  ------------
                                                                                                           12,519,087     9,585,393
===================================================================================================================================
Utilities--0.7%    BB      Ba3         1,475,000    CMS Energy Corp., 7.50% due 1/15/2009                   1,475,000     1,464,398
                   CCC     Caa1        1,000,000    Cathay International Ltd., 13% due 4/15/2008 (c)        1,010,000       270,000
                   BB+     Baa3          800,000    Empressa Electric del Norte, 7.75% due 3/15/2006 (c)      726,077       456,000
                   BB      Ba2         2,750,000    Monterrey Power SA de CV, 9.625% due 11/15/2009 (c)     2,749,288     2,083,125
                                                                                                         ------------  ------------
                                                                                                            5,960,365     4,273,523
===================================================================================================================================
Waste              BB      Ba2         1,950,000    Allied Waste North America, 7.875% due 1/01/2009 (c)    1,946,649     1,998,750
Management--0.8%   B-      Caa1        2,500,000    ISG Resources Inc., 10% due 4/15/2008                   2,500,000     2,500,000
                                                                                                         ------------  ------------
                                                                                                            4,446,649     4,498,750
===================================================================================================================================
Wired              NR*     NR*         4,275,000    E. Spire Communications, 10.521% due 7/01/2008 (a)      2,748,873     1,560,375
Telecommunications B       B3            650,000    Hermes Europe Railtel BV, 10.375% due 1/15/2009 (c)       650,000       690,625
--6.2%                                              Intermedia Communications Inc.:
                   B       B2          4,000,000     9.046% due 7/15/2007 (a)                               3,160,465     2,780,000
                   B       B2          4,250,000     9.50% due 3/01/2009 (c)                                4,230,930     4,239,375
                                                    Level 3 Communications:
                   B       B3          3,250,000     9.125% due 5/01/2008                                   3,237,051     3,193,125
                   B       B3          1,575,000     10.50% due 12/01/2008 (a)(c)                             968,122       917,437
                   B       B2          1,000,000    Metromedia Fiber Network, 10% due 11/15/2008 (c)        1,000,000     1,040,000
                   NR*     B3          5,000,000    Nextlink Communications, 9.45% due 4/15/2008 (a)        3,415,758     2,925,000
                   NR*     NR*         2,000,000    Pacific Crossing Ltd., Term B, due 7/28/2006**          2,002,917     1,980,000
                                                    Primus Telecommunications Group:
                   B-      B3          1,000,000     11.75% due 8/01/2004                                   1,035,000     1,030,000
                   B-      B3          1,875,000     11.25% due 1/15/2009 (c)                               1,875,000     1,903,125
                   B-      B2          3,000,000    RSL Communications PLC, 11.965% due 3/01/2008 (a)       1,771,950     1,702,500
                   BBB-    Ba3         1,700,000    Telefonica de Argentina, 9.125% due 5/07/2008 (c)       1,690,007     1,538,500
                   B-      B2          3,000,000    Time-Warner Telecom LLC, 9.75% due 7/15/2008            3,000,000     3,210,000
                                                    Viatel Inc.:
                   B       NR*   (euro)3,834,689     11.15% due 4/15/2008                                   4,070,988     4,332,691
                   B       NR*           206,342     10% due 4/15/2011 (Convertible)                          219,108       232,121
                   B-      B3      US$ 1,950,000    Worldwide Fiber Inc., 12.50% due 12/15/2005 (c)         1,950,000     2,018,250
                                                                                                         ------------  ------------
                                                                                                           37,026,169    35,293,124
===================================================================================================================================
Wireless           NR*     NR*         4,000,000    American Tower Systems Co., Term, due 12/16/2006**      4,000,000     4,000,000
Communications--   B       B3          8,750,000    CTI Holdings SA, 11.316% due 4/15/2008 (a)              5,584,261     3,850,000
13.2%              NR*     Ba3        10,000,000    Cellular Financial Inc., Term A, due 9/30/2005**        9,988,566     9,837,500
                   NR*     NR*        10,000,000    Cox Communications, Inc., Term B, due 12/31/2006**     10,000,000    10,000,000
                   B-      Caa1          700,000    Dolphin Telecom PLC, 16.331% due 6/01/2008 (a)            303,991       308,000
                                                    ESAT Telecom Group PLC:
                   B+      Caa1        3,225,000     12.427% due 2/01/2007 (a)                              2,276,086     2,313,937
                   B+      Caa1        8,160,000     11.875% due 12/01/2008 (c)                             8,651,700     8,649,600
                   B       B2          5,000,000    Iridium Operating LLC, Term, due 12/29/2000**           4,936,539     4,887,500
                                                    Nextel Communications, Inc.**:
                   B       B+          1,162,500     Revolving Credit, due 6/30/2003                        1,162,500     1,102,922
                   B       B+          1,250,000     Term A, due 3/31/2003                                  1,231,001     1,198,438
                   B       B+         18,000,000     Term B, due 9/30/2006                                 18,132,500    17,921,250
                   CCC+    B3          5,450,000    Nextel Partners Inc., 14% due 2/01/2009 (a)(c)          2,799,589     2,834,000
                                                    Omnipoint Communications Corp.**:
                   NR*     B2          2,363,281     Term A, due 2/17/2006                                  2,372,143     2,126,953
                   NR*     B2          1,118,576     Term B, due 2/17/2006                                  1,122,771     1,006,719
                   B+      Ba3         1,100,000    Orange PLC, 8% due 8/01/2008                            1,104,125     1,138,500
                   NR*     B3          3,500,000    PTC International Finance BV, 9.623% due
                                                    7/01/2007 (a)                                           2,641,632     2,520,000
                   CCC+    Caa1        4,250,000    Telesystem International Wireless, 10.052% due
                                                    11/01/2007 (a)                                          3,005,954     1,636,250
                                                                                                         ------------  ------------
                                                                                                           79,313,358    75,331,569
===================================================================================================================================
                                                    Total Investments in Corporate Debt
                                                    Obligations--122.7%                                   746,609,775   702,754,868
===================================================================================================================================


                                    10 & 11

                                Debt Strategies Fund II, Inc., February 28, 1999

SCHEDULE OF INVESTMENTS (concluded)

                                            Shares                                                                         Value
INDUSTRIES                                   Held                  Preferred Stocks & Warrants               Cost        (Note 1a)
===================================================================================================================================
Online Services--0.0%                      3,000    Splitrock Services Inc. (Warrants) (d)               $     33,000  $     45,000
===================================================================================================================================
Tower Construction &                       5,150    Crown Castle International Corp. (b)                    5,646,250     5,742,250
Leasing--1.0%
===================================================================================================================================
Wired                                         37    Viatel Inc., Series A (Convertible)                         3,515         4,995
Telecommunications--
0.0%
===================================================================================================================================
Wireless                                   2,000    Centaur Funding Corp.                                   2,000,000     2,202,500
Communications--
0.4%
===================================================================================================================================
                                                    Total Investments in Preferred Stocks &
                                                    Warrants--1.4%                                          7,682,765     7,994,745
===================================================================================================================================

                                             Face
                                            Amount                     Short-Term Securities
===================================================================================================================================
Commercial                           US$ 544,000    Raytheon Company, 5% due 3/01/1999                        544,000       544,000
Paper***--0.1%
===================================================================================================================================
                                                    Total Investments in Short-Term Securities--0.1%          544,000       544,000
===================================================================================================================================
                                                    Total Investments--124.2%                            $754,836,540   711,293,613
                                                                                                         ============
                                                    Unrealized Appreciation on Forward Foreign
                                                    Exchange Contracts--Net****--0.0%                                       178,598

                                                    Liabilities in Excess of Other Assets--(24.2%)                     (138,570,110)
                                                                                                                       ------------
                                                    Net Assets--100.0%                                                 $572,902,101
                                                                                                                       ============
===================================================================================================================================

      (a) Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
      (b) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
      (c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
      (d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
      *     Not Rated.
      ** Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate) or, in some cases, another base lending rate. Corporate loans represent 47.9% of the Fund's net assets.
      *** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
      **** Forward foreign exchange contracts as of February 28, 1999 were as follows:

                                                        Unrealized
            Foreign             Expiration             Appreciation
            Currency Sold          Date                  (Note 1c)
            -------------------------------------------------------

             (euro)1,386,880    March 1999               $ 85,709
            (pound)2,124,425    March 1999               $ 92,889
            -------------------------------------------------------
            Total Unrealized Appreciation on Forward
            Foreign Exchange Contracts--Net
            (US$ Commitment--$5,104,225)                 $178,598
                                                         ========
            -------------------------------------------------------

      +     Non-income producing security.

      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                 As of February 28, 1999
=============================================================================================================================
Assets:          Investments, at value (identified cost--$754,836,540) (Note 1b) ...........                     $711,293,613
                                                                                                                 ------------
                 Cash ......................................................................                          282,063
                 Foreign cash (Note 1d) ....................................................                               74
                 Unrealized appreciation on forward foreign exchange contracts (Note 1c) ...                          178,598
                 Interest receivable .......................................................                       11,522,951
                 Deferred facility fees ....................................................                            7,158
                 Deferred organization expenses (Note 1g) ..................................                           45,317
                 Prepaid expenses and other assets .........................................                          104,113
                                                                                                                 ------------
                 Total assets ..............................................................                      723,433,887
                                                                                                                 ------------
=============================================================================================================================
Liabilities:     Loans (Note 6) ............................................................                      142,000,000
                 Payables:
                   Securities purchased ....................................................   $  5,360,563
                   Dividends to shareholders (Note 1h) .....................................      1,312,744
                   Interest on loans (Note 6) ..............................................      1,056,755
                   Investment adviser (Note 2) .............................................        398,868
                   Commitment fees .........................................................         43,100         8,172,030
                                                                                               ------------
                 Deferred income (Note 1f) .................................................                           47,411
                 Accrued expenses and other liabilities ....................................                          312,345
                                                                                                                 ------------
                 Total liabilities .........................................................                      150,531,786
                                                                                                                 ------------
=============================================================================================================================
Net Assets:      Net assets ................................................................                     $572,902,101
                                                                                                                 ============
=============================================================================================================================
Capital:         Common Stock, $.10 par value, 200,000,000 shares authorized ...............                     $  6,261,000
                 Paid-in capital in excess of par ..........................................                      619,266,581
                 Undistributed investment income--net ......................................                        4,159,105
                    Accumulated realized capital losses on investments and
                    foreign currency transactions--net (Note 7) ............................                      (13,407,574)
                 Unrealized depreciation on investments and foreign currency
                 transactions--net .........................................................                      (43,377,011)
                                                                                                                 ------------
                 Net Assets--Equivalent to $9.15 per share based on 62,610,000
                 shares of capital stock outstanding (market price--$7.875) ................                     $572,902,101
                                                                                                                 =============
=============================================================================================================================

            See Notes to Financial Statements.


                                    12 & 13

                                Debt Strategies Fund II, Inc., February 28, 1999

STATEMENT OF OPERATIONS

                         For the Period March 27, 1998+ to February 28, 1999
==========================================================================================================================
Investment Income        Interest and discount earned ..................................                      $ 52,347,583
(Note 1f):               Facility and other fees .......................................                           404,821
                         Dividends .....................................................                             5,326
                                                                                                              ------------
                         Total income ..................................................                        52,757,730
                                                                                                              ------------
==========================================================================================================================
Expenses:                Investment advisory fees (Note 2) .............................      $  3,557,015
                         Loan interest expense (Note 6) ................................         2,201,672
                         Borrowing costs (Note 6) ......................................           203,333
                         Accounting services (Note 2) ..................................           128,877
                         Professional fees .............................................           118,947
                         Commitment fees ...............................................           117,817
                         Custodian fees ................................................            55,532
                         Listing fees ..................................................            55,495
                         Directors' fees and expenses ..................................            35,687
                         Transfer agent fees (Note 2) ..................................            33,558
                         Printing and shareholder reports ..............................            17,201
                         Amortization of organization expenses (Note 1g) ...............             9,616
                         Pricing services ..............................................             6,818
                         Other .........................................................            99,980
                                                                                               ------------
                         Total expenses before reimbursement ...........................         6,641,548
                         Reimbursement of expenses (Note 2) ............................        (1,473,969)
                                                                                               ------------
                         Expenses after reimbursement ..................................                         5,167,579
                                                                                                              ------------
                         Investment income--net ........................................                        47,590,151
                                                                                                              ------------
==========================================================================================================================
Realized &               Realized loss from:
Unrealized Gain (Loss)     Investments--net ............................................       (13,407,574)
On Investments &           Foreign currency transactions--net ..........................           (81,967)    (13,489,541)
Foreign Currency                                                                              ------------
Transactions--Net        Unrealized appreciation/depreciation on:
(Notes 1c, 1d, 1f & 3):    Investments--net ............................................       (43,542,927)
                           Foreign currency transactions--net ..........................           165,916     (43,377,011)
                                                                                              ------------    ------------
                         Net Decrease in Net Assets Resulting from Operations ..........                      $ (9,276,401)
                                                                                                              ============
==========================================================================================================================

          + Commencement of operations.

            See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                            For the Period
                                                                                                          March 27, 1998+ to
                   Increase (Decrease) in Net Assets:                                                      February 28, 1999
============================================================================================================================
Operations:        Investment income--net ...............................................................     $ 47,590,151
                   Realized loss on investments and foreign currency transactions--net ..................      (13,489,541)
                   Unrealized depreciation on investments and foreign currency transactions--net ........      (43,377,011)
                                                                                                              ------------
                   Net decrease in net assets resulting from operations .................................       (9,276,401)
                                                                                                              ------------
============================================================================================================================
Dividends to       Investment income--net ...............................................................      (43,349,079)
Shareholders                                                                                                  ------------
(Note 1h):         Net decrease in net assets resulting from dividends to shareholders ..................      (43,349,079)
                                                                                                              ------------
============================================================================================================================
Capital Share      Proceeds from issuance of Common Stock ...............................................      626,000,000
Transactions       Offering costs resulting from the issuance of Common Stock ...........................         (572,419)
(Notes 1g & 4):                                                                                               ------------
                   Net increase in net assets resulting from capital share transactions .................      625,427,581
                                                                                                              ------------
============================================================================================================================
Net Assets:        Total increase in net assets .........................................................      572,802,101
                   Beginning of period ..................................................................          100,000
                                                                                                              ------------
                   End of period* .......................................................................     $572,902,101
                                                                                                              ============
============================================================================================================================
                 * Undistributed investment income--net (Note 1i) .......................................     $  4,159,105
                                                                                                              ============
============================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.


                                    14 & 15

                                Debt Strategies Fund II, Inc., February 28, 1999

STATEMENT OF CASH FLOWS

                         For the Period March 27, 1998+ to February 28, 1999
==================================================================================================================================
Cash Provided by         Net decrease in net assets resulting from operations ..................................   $    (9,276,401)
Operating Activities:    Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                           Increase in receivables .............................................................       (11,522,951)
                           Increase in other assets ............................................................          (156,588)
                           Increase in other liabilities .......................................................         1,858,479
                           Realized and unrealized loss on investments and foreign currency transactions--net ..        56,866,552
                           Amortization of discount ............................................................        (6,128,845)
                                                                                                                   ---------------
                         Net cash provided by operating activities .............................................        31,640,246
                                                                                                                   ---------------
==================================================================================================================================
Cash Used for            Proceeds from sales of long-term investments ..........................................       528,198,167
Investing Activities:    Purchases of long-term investments ....................................................    (1,287,258,626)
                         Purchases of short-term investments ...................................................    (2,290,422,160)
                         Proceeds from sales and maturities of short-term investments ..........................     2,292,633,264
                                                                                                                   ---------------
                         Net cash used for investing activities ................................................      (756,849,355)
                                                                                                                   ---------------
==================================================================================================================================
Cash Provided by         Cash receipts on capital shares sold ..................................................       626,000,000
Financing Activities:    Cash payments resulting from the issuance of shares ...................................          (572,419)
                         Cash receipts from borrowings .........................................................       386,000,000
                         Cash payments on borrowings ...........................................................      (244,000,000)
                         Dividends paid to shareholders ........................................................       (42,036,335)
                                                                                                                   ---------------
                         Net cash provided by financing activities .............................................       725,391,246
                                                                                                                   ---------------
==================================================================================================================================
Cash:                    Net increase in cash ..................................................................           182,137
                         Cash at beginning of period ...........................................................           100,000
                                                                                                                   ---------------
                         Cash at end of period .................................................................   $       282,137
                                                                                                                   ===============
==================================================================================================================================
Cash Flow                Cash paid for interest ................................................................   $     1,144,917
Information:                                                                                                       ===============
==================================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have been derived
                      from information provided in the financial statements.                                      For the Period
                                                                                                                March 27, 1998+ to
                      Increase (Decrease) in Net Asset Value:                                                    February 28, 1999
==================================================================================================================================
Per Share             Net asset value, beginning of period.....................................................     $     10.00
Operating                                                                                                           -----------
Performance:          Investment income--net...................................................................             .76
                      Realized and unrealized loss on investments and foreign currency transactions--net.......            (.91)
                                                                                                                    -----------
                      Total from investment operations.........................................................            (.15)
                                                                                                                    -----------
                      Less dividends from investment income--net...............................................            (.69)
                                                                                                                    -----------
                      Capital charge resulting from the issuance of Common Stock...............................            (.01)
                                                                                                                    -----------
                      Net asset value, end of period...........................................................     $      9.15
                                                                                                                    ===========
                      Market price per share, end of period....................................................     $     7.875
                                                                                                                    ===========
==================================================================================================================================
Total Investment      Based on market price per share..........................................................          (14.87%)++
Return:**                                                                                                           ===========
                      Based on net asset value per share.......................................................           (1.09%)++
                                                                                                                    ===========
==================================================================================================================================
Ratios to Average     Expenses, net of reimbursement and excluding interest expense............................             .54%*
Net Assets:                                                                                                         ===========
                      Expenses, net of reimbursement...........................................................             .93%*
                                                                                                                    ===========
                      Expenses.................................................................................            1.20%*
                                                                                                                    ===========
                      Investment income--net...................................................................            8.60%*
                                                                                                                    ===========
==================================================================================================================================
Leverage:             Amount of borrowings, end of period (in thousands).......................................     $   142,000
                                                                                                                    ===========
                      Average amount of borrowings outstanding during the period (in thousands)................     $    42,330
                                                                                                                    ===========
                      Average amount of borrowings outstanding per share during the period ....................     $       .69
                                                                                                                    ===========
==================================================================================================================================
Supplemental          Net assets, end of period (in thousands).................................................     $   572,902
Data:                                                                                                               ===========
                      Portfolio turnover.......................................................................           89.76%
                                                                                                                    ===========
==================================================================================================================================

      *     Annualized.

      ** Total investment returns exclude the effects of sales loads. Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.

      +     Commencement of operations.

      ++    Aggregate total investment return.

            See Notes to Financial Statements.


                                    16 & 17

                                Debt Strategies Fund II, Inc., February 28, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Debt Strategies Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. Prior to commencement of operations on March 27, 1998, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 shares of Common Stock to Fund Asset Management, L.P. ("FAM") for $100,000 on March 20, 1998. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol DSU.

(a) Corporate debt obligations--The Fund invests principally in debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, Corporate Loans for which an active secondary market exists and for which the Investment Adviser can obtain at least two quotations from banks or dealers in Corporate Loans will be valued by calculating the mean of the last available bid and asked prices in the markets for such Corporate Loans, and then using the mean of those two means. If only one quote for a particular Corporate Loan is available, such Corporate Loan will be valued on the basis of the mean of the last available bid and asked prices in the market. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determines prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Options--The Fund is authorized to write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(g) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(h) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax


                                     18 & 19

                                Debt Strategies Fund II, Inc., February 28, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

differences of $81,967 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services the Fund pays a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets plus the proceeds of any out standing borrowings used for leverage. For the period March 27, 1998 to February 28, 1999, FAM earned fees of $3,557,015, of which $1,427,175 was voluntarily waived. In addition, FAM also reimbursed the Fund for additional expenses of $46,794.

For the period March 27, 1998 to February 28, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), $190 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period March 27, 1998 to February 28, 1999 were $1,292,619,189 and $528,198,167, respectively.

Net realized gains (losses) for the period March 27, 1998 to February 28, 1999 and net unrealized gains (losses) as of February 28, 1999 were as follows:

--------------------------------------------------------------------------------
                                              Realized              Unrealized
                                           Gains (Losses)         Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ...................   $(13,408,405)          $(43,542,927)
Short-term investments ..................            831                     --
Forward foreign exchange contracts ......       (119,872)               178,598
Foreign currency transactions ...........         37,905                (12,682)
                                            ------------           ------------
Total ...................................   $(13,489,541)          $(43,377,011)
                                            ============           ============
--------------------------------------------------------------------------------

As of February 28, 1999, net unrealized depreciation for Federal income tax purposes aggregated $43,925,366, of which $3,929,695 related to appreciated securities and $47,855,061 related to depreciated securities. The aggregate cost of investments at February 28, 1999 for Federal income tax purposes was $755,218,979.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the period March 27, 1998 to February 28, 1999 increased by 62,600,000 from shares sold.

5. Unfunded Loan Interests:

As of February 28, 1999, the Fund had unfunded loan commitments of approximately $10,267,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                     Unfunded
                                                                    Commitment
Borrower                                                          (in thousands)
--------------------------------------------------------------------------------
Ares Leveraged Investment Fund II ..............................     $  1,500
Metro Goldwyn Mayer Co. (MGM) ..................................          837
Nextel Communications, Inc. ....................................        2,588
Outsourcing Solutions, Inc. ....................................        1,159
PageNet Finance Corp. ..........................................        3,940
Patriot American Hospitality, Inc. .............................          163
Specialty Foods, Inc. ..........................................           80
--------------------------------------------------------------------------------

6. Short-Term Borrowings:

On July 15, 1998, the Fund entered into a one-year credit agreement with The Bank of New York, Harris Trust and Savings Bank and certain other institutions party thereto. The agreement is a $100,000,000 credit facility bearing interest at the Prime rate, the Federal Funds rate plus 0.48% and/or LIBOR plus 0.48%. On September 10, 1998, the amount of the credit facility was increased to $300,000,000. For the period March 27, 1998 to February 28, 1999, the average amount borrowed was approximately $42,330,000 and the daily weighted average interest rate was 5.60%. For the period March 27, 1998 to February 28, 1999, facility and commitment fees aggregated approximately $203,000.

7. Capital Loss Carryforward:

At February 28, 1999, the Fund had a net capital loss carry forward of approximately $5,992,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Event:

On March 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.068886 per share, payable on March 31, 1999 to shareholders of record as of March 24, 1999.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Debt Strategies Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Debt Strategies Fund II, Inc. as of February 28, 1999, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the period March 27, 1998 (commencement of operations) to February 28, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 1999 by correspondence with the custodian, brokers and financial intermediaries or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Debt Strategies Fund II, Inc. as of February 28, 1999, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period March 27, 1998 (commencement of operations) to February 28, 1999 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
April 22, 1999


                                    20 & 21

                                Debt Strategies Fund II, Inc., February 28, 1999

PORTFOLIO INFORMATION (unaudited)

As of February 28, 1999
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                                                                     Percent of
Quality Ratings                                                       Long-Term
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
BBB/Baa ...........................................................      1.0%
BB/Ba .............................................................     26.2
B/B ...............................................................     51.2
CCC/Caa ...........................................................      3.3
C/C ...............................................................      0.2
NR (Not Rated) ....................................................     18.1
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                                                                     Percent of
Five Largest Industries                                             Total Assets
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Wireless Communications ...........................................     10.7%
Hotels & Motels ...................................................      7.1
Gaming ............................................................      6.4
Manufacturing .....................................................      5.0
Wired Communications ..............................................      4.9
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                                                                     Percent of
Ten Largest Holdings                                                Total Assets
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Patriot American Hospitality, Inc. ................................      2.9%
Nextel Communications, Inc. .......................................      2.8
Starwood Hotels and Resorts Worldwide, Inc. .......................      2.8
Horseshoe Gaming LLC ..............................................      1.9
Pool Energy Services Co. ..........................................      1.8
ESAT Telecom Group PLC ............................................      1.5
Walter Industries, Inc. ...........................................      1.5
Coaxial LLC/Coaxial Finance .......................................      1.4
Cox Communications, Inc. ..........................................      1.4
Cellular Financial Inc. ...........................................      1.4
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OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Joseph T. Monagle Jr., Senior Vice President
Richard C. Kilbride, Vice President
Gilles Marchand, Vice President
Paul Travers, Vice President
Donald C. Burke, Vice President and Treasurer
Patrick D. Sweeney, Secretary

Custodian and Transfer Agent

The Bank of New York
110 Washington Street
New York, NY 10286

NYSE Symbol

DSU

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After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Debt Strategies Fund II, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.

Gerald M. Richard, Treasurer of Debt Strategies Fund II, Inc. has also recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.


                                    22 & 23
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This report, including the financial information herein, is transmitted to the shareholders of Debt Strategies Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Debt Strategies
Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #DEBTII--2/99

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